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                                  EXHIBIT 99.1

                            Section 906 Certification

         I, Jeffrey F. O'Donnell, Chief Executive Officer of PhotoMedex, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    PHOTOMEDEX INC.


Dated: November 14, 2002                            By: /s/ Jeffrey F. O'Donnell
                                                        ------------------------
                                                        Jeffrey F. O'Donnell
                                                        Chief Executive Officer

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